Inventories, net	12 Months Ended
Dec. 31, 2020
Inventories, net
Inventories, net

5. Inventories, net

Inventories, net consist of the following:

	As of December 31,
	2019	2020
	RMB	RMB
Products	973,327	1,125,407
Packing materials and others	122	140

Inventories	973,449	1,125,547
Inventory write-down:
Balance at beginning of the year	(46,244)	(76,631)
Additions	(76,169)	(108,461)
Write-offs	45,782	85,583

Balance at end of the year	(76,631)	(99,509)

Inventories, net	896,818	1,026,038

Inventories write-downs of RMB38,725, RMB51,975 and RMB108,461 were recorded in cost of products in the consolidated statements of operations for the years ended December 31, 2018, 2019 and 2020, respectively. Inventories write-down of RMB24,194 was recorded in other operating income (expense), net in the consolidated statements of operations for the year ended December 31, 2019 as it related to an accidental fire that occurred at a third-party warehouse in Shanghai on October 29, 2019.